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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2024 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2025

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Barclays Commercial Mortgage Securities LLC

Recipient Role	Deal Name	Series Number	PNC Role

Depositor                                                BBCMS 2023-C20                                                                                                 Series 2023-C20                                                                     None

Master Servicer of the Fashion Valley Mall loan under the BMARK 2023-B40 PSA, the Great Lakes Crossing Outlets loan under the BMARK 2023-B38 PSA, and the Seagate Campus loan under the BMARK 2023-B39 PSA.

Master Servicer of the Oxmoor Center loan under the BMARK 2023-V3 PSA and the Cross Island Plaza loan under the BMO 2023-C5 PSA.

Depositor                                                BBCMS 2024-5C27                                                                                               Series 2024-5C27                                                                   None

Master Servicer of the GNL Industrial Portfolio and 620 W 153rd Street loans under the BMO 2024-5C4 PSA and of the 28-40 West 23rd Street and the 1099 New York Avenue loans under the BMARK 2024-V7 PSA.

Master Servicer of the Wateridge loan under the BMARK 2024-V6 PSA and of The Pointe & Oak Shadows loan under the BMO 2024-5C5 PSA.

Depositor                                                BBCMS 2024-5C29                                                                                               Series 2024-5C29                                                                   None

Primary Servicer and the Special Servicer of the Baybrook Mall loan under the BANK5 2024-5YR9 PSA.

Master Servicer of the GNL Industrial Portfolio loan under the BMO 2024-5C4 PSA.

Master Servicer of the Northbridge Centre loan under the BMO 2024-5C6 PSA, of the Stonebriar Centre loan under the BMARK 2024-V9 PSA, and of the Bronx Terminal Market loan under the BMARK 2024-V10 PSA.

Depositor                                                BBCMS 2024-C26                                                                                                 Series 2024-C26                                                                     None

Master Servicer of the Woodfield Mall loan under the BMO 2023-C7 PSA and of the RTL Retail Portfolio loan under the BBCMS 2023-C22 PSA.

Depositor                                                Barclays Commercial Mortgage Securities LLC                                                   Series 2013-C6                                                                       Master Servicer

Master and Special Servicer of the Santa Anita Mall loan under the UBS-Barclays 2013-C5 PSA.

Depositor                                                Barclays Commercial Mortgage Securities LLC                                                   Series 2015-STP                                                                     Servicer and Special Servicer

Depositor                                                Barclays Commercial Mortgage Securities LLC                                                   Series 2015-SRCH                                                                  Servicer and Special Servicer

Depositor                                                Barclays Commercial Mortgage Securities LLC                                                   Series 2017-C1                                                                        None

Master Servicer of the Wolf chase Galleria loan under the MSBAM 2016-UBS12 PSA.

Master & Special Servicer of the State Farm Data Center loan under the CD 2017-CD3 PSA.

Special Servicer of The Summit Birmingham loan under the BACM 2017-BNK3 PSA.

Depositor                                                Barclays Commercial Mortgage Securities LLC                                                   Series 2018-C2                                                                        None

Special Servicer on the Moffett Towers II - Building 1 loan under the Benchmark 2018-B6 PSA.

Special Servicer on the Virginia Beach Hotel Portfolio loan under the WFCM 2018-C47 PSA.

Master and Special Servicer on the Alex Park South loan under the MSC 2018-L1 PSA.

Depositor                                            BBCMS Mortgage Trust 2019-C3                                                                         Series 2019-C3                                                                        Master Servicer and Special Servicer

Master and Special Servicer on the Exchange Right Net Leased Portfolio 24 loan under the CSAIL 2019-C15 PSA, and The Colonnade Office Complex loan and the Southern Motion Industrial Portfolio loan, both under the UBS 2019-C16 PSA.

Primary Servicer on the Heartland Dental Medical Office Portfolio loan under the WFCMT 2019-C50 PSA.

Master Servicer on the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF TSA, and on the GNL Industrial Portfolio and the Exchange Right Net Leased Portfolio 26 loans under the CSAIL 2019-C16 PSA

Depositor                                                BBCMS Mortgage Trust 2019-C4                                                                         Series 2019-C4                                                                       Primary Servicer

Master and Special Servicer on the Vanguard Portfolio loan and SWVP Portfolio loan under the BBCMS 2019-C3 PSA and the CIRE Equity Retail & Industrial Portfolio loan under the BMARK 2019-B12 PSA.

Master Servicer on the Ambler Yards loan under the UBS 2019-C17 PSA, the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF TSA, and the 125 Borinquen Place loan and Visions Hotel Portfolio II loan, both under the MSC 2019-H7 PSA.

Depositor                                                BBCMS Mortgage Trust 2019-C5                                                                         Series 2019-C5                                                                        None

Master and Special Servicer on the Uline Arena loan under the CD 2019-CD8 PSA, the Bison Portfolio loan under the CSAIL 2019-C17 PSA, and the Vanguard Portfolio loan under the BBCMS 2019-C3 PSA

Special Servicer on the Caesar’s Bay Shopping Center loan and the Equinix Data Center loan under the WFCM 2019-C53 PSA

Depositor                                                BBCMS Mortgage Trust 2020-C6                                                                         Series 2020-C6                                                                        Master and Special Servicer

Master and Special Servicer on the Kings Plaza loan under Benchmark 2020-B17 PSA.

Depositor                                                BBCMS Mortgage Trust 2020-C7                                                                         Series 2020-C7                                                                        None

Master and Special Servicer on the F5 Tower loan under the BBCMS 2020-C6 PSA

Depositor                                                BBCMS Mortgage Trust 2020-C8                                                                         Series 2020-C8                                                                        Master Servicer

Master Servicer on the McCarthy Ranch loan under the MSC 2020-L4 PSA.

Special Servicer on the PGH17 Self Storage Portfolio loan under the WFCM 2020-C57 PSA.

Depositor                                                BBCMS Mortgage Trust 2021-C9                                                                         Series 2021-C9                                                                        Master and Special Servicer

Master Servicer on the McCarthy Ranch loan under the MSC 2020-L4 PSA

Depositor                                                BBCMS 2021-AGW                                                                                              Series 2021-AGW                                                                   Servicer and Special Servicer

Depositor                                                BBCMS 2021-C10                                                                                                 Series 2021-C10                                                                      None

Master and Special Servicer on the Kings Plaza loan under the BMARK 2020-B17 PSA

Depositor                                                BBCMS 2021-C11                                                                                                 Series 2021-C11                                                                      None

Special Servicer on the One SOHO Square loan under the SOHO 2021-SOHO TSA and the Rollins Portfolio loan under the WFCM 2021-C60 PSA.

Master and Special Servicer on the Kings Plaza loan under the BMARK 2020-B17 PSA

Depositor                                                STWD Trust 2021-LIH                                                                                          Series 2021-LIH                                                                       Special Servicer

Depositor                                                BBCMS 2022-C14                                                                                                 Series 2022-C14                                                                      Master and Special Servicer

Depositor                                                BBCMS 2022-C15                                                                                                 Series 2022-C15                                                                      Master Servicer

Master and Special Servicer of the 1888 Century Park East loan under BBCMS 2022-C14 PSA

Master Servicer of the Moonwater Office Portfolio and the Bedrock Portfolio loans under Benchmark 2022-B32 PSA, of the Visions Hotel Portfolio III loan under MSC 2022-L8 PSA, and of the Meadowood Mall loan under 3650R 2022-PF2 PSA.

Depositor                                                BBCMS 2022-C16                                                                                                 Series 2022-C16                                                                     Master Servicer

Master Servicer for the Twin Spans Business Park and Delaware River Industrial Park loan under the BBCMS 2022-C15 PSA, and on the Moonwater Office Portfolio loan under the BMARK 2022- B32 PSA

Master Servicer for the Yorkshire & Lexington Towers loan under the CGCMT 2022-GC48 PSA, for the 3075 Olcott loan under the BMO 2022-C2 PSA, and for the 70 Hudson Street loan under the BBCMS 2022-C18 PSA

Master Servicer and Special Servicer for the 1888 Century Park East loan under the BBCMS 2022-C14 PSA

Depositor                                                BBCMS Mortgage Trust 2022-C17                                                                       Series 2022-C17                                                                      None

Master Servicer of 3075 Olcott loan and KB Portfolio loan under the BMO 2022-C2 PSA, of Yorkshire & Lexington Towers loan under the CGCMT 2022-C48 PSA, and of The Shoppes at Eagle Point loan under the BBCMS 2022-C16 PSA

Master and Special Servicer of 39 Broadway loan under Benchmark 2022-B36 PSA and of the Saks Fulfillment Center loan under the BMO 2022-C3 PSA.

Depositor                                                BBCMS 2022-C18                                                                                                 Series 2022-C18                                                                      Master Servicer

Master Servicer of the 469 7th Avenue Loan under the Benchmark 2022-B37 PSA.

Master and Special Servicer of the Phoenix Industrial Portfolio IX loan and the Saks Fulfillment Center loan under BMO 2022-C3 PSA.

Depositor                                                BBCMS 2023-C19                                                                                                 Series 2023-C19                                                                      None

Master Servicer on the Pacific Design Center loan and the 100 Jefferson Road loan under the BMARK 2023-B38 PSA, the Green Acres loan under the BMARK 2023-V2 PSA, and on The Showboat Hotel loan under the BBCMS 2022-C18 PSA

Master Servicer of the Brandywine Strategic Office Portfolio loan, the Sentinel Square II loan and the 575 Broadway loan under the FIVE 2023-V1 PSA.

Master Servicer of the Stoney Creek Hotel Portfolio loan under the BMO 2023-C4 PSA and the Orizon Aerostructures loan under the BMO 2023-C5 PSA.

Depositor                                                BBCMS 2023-C21                                                                                                 Series 2023-C21                                                                      Master Servicer

Master Servicer of the Soho Beach House Miami loan, Novolex Portfolio loan, Back Bay Office loan, and the Seagate Campus loan under the BMARK 2023-B39 PSA and the Great Lakes Crossing Outlets loan under the BMARK 2023-B38 PSA.

Master Servicer of the Triple Net Portfolio loan, Art Ovation Hotel loan, 500 Delaware loan and the TOTAL Plaza loan under the 3650R 2022-PF2 PSA and the Centene loan under the 3650R 2021-PF1 PSA.

Master Servicer of the Fashion Valley Mall loan under the BMARK 2023-B40 PSA and the RTL Retail Portfolio loan under the BBCMS 2023-C22 PSA.

Depositor                                                BBCMS 2023-C22                                                                                                 Series 2023-C22                                                                      Master Servicer

Master Servicer of the Rhino Retail Portfolio 2 loan under the BBCMS 2023-C21 PSA, and the Skorpios Industrial loan and Marriott Philadelphia West loan under the BMO 2023-C6 PSA.

Depositor                                                BBCMS 2023-5C23                                                                                               Series 2023-C523                                                                    Master Servicer

Master Servicer on the Overlook at Ballantyne loan under the BMARK 2023-V4 PSA.

Depositor                                                BBCMS 2024-C24                                                                                                 Series 2024-C24                                                                      None

Master Servicer of the Woodfield Mall and Creekside Town Center loans under the BMO 2023-C7 PSA and the Axis Apartment under the BMARK 2023-B40 PSA.

Master of The Muse & Eden Pointe, the Outlet Shoppes at Atlanta, and the RTL Retail Portfolio loans under the BBCMS 2023-C22 PSA and the Sugar Land Town Square under the BBCMS 2023- 5C23 PSA

Depositor                                                BBCMS 2024-5C25                                                                                               Series 2024-5C25                                                                    Master Servicer

Master Servicer of the Acquisition America Portfolio and the DoubleTree by Hilton Hotel Orlando at Sea World loans under the BMARK 2024- V5 PSA

Primary Servicer of the Jordan Creek Town Center and the Galleria at Tyler loans under the BANK5 2024-5YR6 PSA

Depositor                                                KIND 2024-1                                                                                                          Series 2024-1                                                                          Servicer

Depositor                                                BBCMS 2024-C30                                                                                                 Series 2024-C30                                                                     Master Servicer

Master Servicer of the Texas SH Portfolio loan under the BMO 2024-C9 PSA.

Primary Servicer of the VISA Global HQ loan under the BANK 2024-BNK48 PSA.

Depositor                                                BBCMS 2024-5C31                                                                                               Series 2024-5C31                                                                    Master Servicer

Master Servicer of the 125 Summer loan under the BMO 2024-5C7 PSA, Master Servicer of the Linx loan under the BMO 2024-5C6 PSA

Primary Servicer of the Hamburg Pavilion and the Verde Apartments loans under the BMARK 2024-V12 PSA.